SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 2, 2003
                                                           -----------

                          INDIAN VILLAGE BANCORP, INC.
                          ----------------------------
             (Exact name of Registrant as specified in its Charter)

   Pennsylvania                       0-25971                   34-1891199
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  (State or other)           (Commission File Number)          (IRS Employer
  jurisdiction of                                            Identification No.)
  incorporation)


               100 South Walnut Street, Gnadenhutten, Ohio  44629
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              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (740) 254-4313
                                                     --------------




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ITEM 9.  REGULATION FD DISCLOSURE.

         On May 2, 2003, Indian Village Bancorp, Inc. issued a press release which announced earnings for the three and nine months ended March 31, 2003.

         A press release announcing the Quarterly Earnings Release is attached as Exhibit 99.1.

         This information is being furnished pursuant to Item 12 of Form 8-K and is being presented under Item 9 as provided in the Commission's interim guidance regarding Form 8-K Item 11 and Item 12 filing requirements (Release No. 34-47583).


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          INDIAN VILLAGE BANCORP, INC.


Date: May 6, 2003                     By:  /s/ Marty R. Lindon
                                           -------------------------------------
                                           Marty R. Lindon
                                           President and Chief Executive Officer